Exhibit 10.7
ACCESSION AGREEMENT
in relation to
CHINA LINONG INTERNATIONAL LIMITED
THIS ACCESSION AGREEMENT (this “Agreement”) is made on July 22, 2008 by and among the following parties:
(1)	Sequoia Capital China Growth Partners Fund I, L.P., an exempted limited partnership registered under the laws of the Cayman Islands (“Sequoia Partners Fund”);
(2)	Sequoia Capital China GF Principals Fund I, L.P., an exempted limited partnership registered under the laws of the Cayman Islands (“Sequoia Principals Fund”, and collectively with Sequoia Partners Fund, “Transferees A”)
(3)	Made In China Ltd., a company incorporated under the laws of the Cayman Islands (“Transferee B”; and collectively with Transferees A, the “Transferees”);
(4)	China Linong International Limited, a business company incorporated under the laws of the British Virgin Islands (the “Company”);
(5)	Land V. Group Limited, a business company incorporated under the laws of the British Virgin Islands (the “BVT Subsidiary”);
(6)	Land V. Limited, a company incorporated under the laws of Hong Kong (the “HK Subsidiary A”);
(7)	Hong Kong Linong Limited, a company incorporated under the laws of Hong Kong (the “HK Subsidiary B”, and collectively with the HK Subsidiary A, the “HK Subsidiaries”);
(8)	Each of the companies listed on EXHIBIT A to the Shareholders’ Agreement, each a wholly foreign-owned enterprise organized under the laws of PRC (collectively, the “PRC Subsidiaries” and each a “PRC Subsidiary”; and collectively with the BVI Subsidiary and the HK Subsidiaries, the “Subsidiaries”);

(9)	Each of the existing shareholders of the Company identified in EXHIBIT B to the Shareholders’ Agreement (collectively, the “Existing Shareholders” and each, an “Existing Shareholder”);
(10)	Each of the individuals listed on EXHIBIT C to the Shareholders’ Agreement (collectively, the “Founders” and each, a “Founder”);
(11)	Each of the entities listed on EXHIBIT D to the Shareholders’ Agreement (collectively, the “Series A Holders” and each, a “Series A Holder”);
(12)	Each of the entities listed on EXHIBIT E to the Shareholders’ Agreement (collectively, the “Series A1 Holders” and each, a “Series A1 Holder”); and
(13)	Each of the persons listed on EXHIBIT F to the Shareholders’ Agreement (collectively, the “Investors” and each, an “Investor”). The Investors, together with their permitted transferees and assignees, are referred to collectively herein as the “Series B Holders” and each individually a “Series B Holder”. The Series B Holders, the Series A Holders and the Series A1 Holders are referred to collectively herein as the “Preferred Shareholders” and each individually a “Preferred Shareholder”,

(the foregoing parties collectively, the “Parties”, and each a “Party”).
RECITALS
A.	The Transferors are parties to the Shareholders’ Agreement and the Subscription Agreement.

B.	Transferor A wishes to transfer to Transferees A the Transferred Interest A, and Transferees A have agreed to purchase the Transferred Interest A in accordance with the Share Purchase Agreement A and to execute this Agreement in accordance with the Shareholders’ Agreement.

C.	Transferor B wishes to transfer to Transferee B the Transferred Interest B, and Transferee B has agreed to purchase the Transferred Interest B in accordance with the Share Purchase Agreement B and to execute this Agreement in accordance with the Shareholders’ Agreement.
AGREEMENT
1	Definitions and Interpretation

1.1	The following terms, as used in this Agreement shall have the meanings ascribed below:

“Current Shareholders” means the Existing Shareholders and the Preferred Shareholders;

“Retained Interest” means 65,796 Series B Shares remained to be held by Transferor A upon completion of the transfer of the Transferred Interest A;

“Shareholders’ Agreement” means the Shareholders’ Agreement dated March 28, 2008, entered into among certain of the Parties (other than the Transferees);

“Share Purchase Agreement A” means the Share Purchase Agreement dated July 18, 2008 entered into between Transferor A and Transferees A;

“Share Purchase Agreement B” means the Share Purchase Agreement dated April 10, 2008 entered into between Transferor B and Transferee B;

“Subscription Agreement” means the Series B Preferred Share Subscription Agreement dated March 21, 2008 entered into among certain of the Parties (other than the Transferees);

“Transfer Date” means the date of this Agreement;

“Transferors” means Transferor A and Transferor B;

“Transferor A” means Sequoia Capital China Growth Fund I, L.P., an exempted limited partnership registered under the laws of the Cayman Islands;

“Transferor B” means PreIPO Capital Partners Limited, a business company incorporated under the laws of the British Virgin Islands;

“Transferred Interest” means the Transferred Interest A and the Transferred Interest B;

“Transferred Interest A” means the Transferred Interest A1 and the Transferred Interest A2;

“Transferred Interest A1” means 1,554 Series B Shares to be transferred by Transferor A to Sequoia Partners Fund;

“Transferred Interest A2” means 8,070 Series B Shares to be transferred by Transferor A to Sequoia Principals Fund;

“Transferred Interest B” means 27,420 Series B Shares to be transferred from Transferor B to Transferee B.

1.2	All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Shareholders’ Agreement.

1.3	Headings and titles are used for ease of reference only and do not affect the interpretation of this Agreement.

2	Undertakings of the Transferees

2.1	In consideration of the agreement of Transferor A to transfer the Transferred Interest A to Transferees A, each of Transferees A undertakes, subject to Clause 3, to each other Party that it will, with effect from the date of this Agreement and without prejudice to any liability of Transferor A in respect of any breach by it of its obligations under the Shareholders’ Agreement and Subscription Agreement prior to the Transfer Date, assume, perform and comply with each of the obligations of Transferor A under the Shareholders’ Agreement and Subscription Agreement as if it had been a party to the Shareholders’ Agreement and Subscription Agreement at the date of its execution.

2.2	In consideration of the agreement of Transferor B to transfer the Transferred Interest B to Transferee B, Transferee B undertakes, subject to Clause 3, to each other Party that it will, with effect from the date of this Agreement and without prejudice to any liability of Transferor B in respect of any breach by it of its obligations under the Shareholders’ Agreement and Subscription Agreement prior to the Transfer Date, assume, perform and comply with each of the obligations of Transferor B under the Shareholders’ Agreement and Subscription Agreement as if it had been a party to the Shareholders’ Agreement and Subscription Agreement at the date of its execution.

2.3	Transferor A represents and warrants that it is affiliated to Transferees A, as Transferor A and Transferees A are both directly under the common control of SC China Holding Limited, the general partner of Transferor A and Transferees A, and managed by Sequoia Capital China Advisors Limited.

2.4	Transferor B represents and warrants that it is affiliated to Transferee B, as both Transferor B and Transferee B are, indirectly, under common control by Mr Chen

Rong. In addition, Transferee B is also being managed by Transferor B, pursuant to an Operating Agreement dated December 2, 2007.

3	Rights and Obligations of the Transferees and Transferors

3.1	In consideration of the undertakings given by Transferees A under Clause 2.1, the Parties acknowledge and agree that (a) with effect from the Transfer Date, Sequoia Partners Fund and Sequoia Principals Fund shall be entitled to the benefit of all rights conferred on Transferor A under the Shareholders’ Agreement and Subscription Agreement in their capacity as the holders of the Transferred Interest A1 and the Transferred Interest A2, respectively as if they had been parties thereto (without prejudice to the rights of Transferor A under the Shareholders’ Agreement and Subscription Agreement in respect of any breach by any other party to it of its obligations thereunder at any time prior to the Transfer Date); (b) with effect from the Transfer Date, Transferor A shall continue to be entitled to the benefit of all rights conferred on it under the Shareholders’ Agreement and Subscription Agreement in its capacity as the holder of the Retained Interest; and (c) with effect from the Transfer Date, Transferor A shall remain liable to perform and comply with its obligations under the Shareholders’ Agreement and Subscription Agreement (without prejudice to any liability of Transferor A in respect of any breach by it of its obligations under the Shareholders’ Agreement and Subscription Agreement prior to the Transfer Date).

3.2	In consideration of the undertakings given by Transferee B under Clause 2.2, the Parties acknowledge and agree that (a) with effect from the Transfer Date, Transferee B shall be entitled to the benefit of all rights conferred on Transferor B under the Shareholders’ Agreement and Subscription Agreement as if it had been a party thereto (without prejudice to the rights of Transferor B under the Shareholders’ Agreement and Subscription Agreement in respect of any breach by any other party to it of its obligations thereunder at any time prior to the Transfer Date); (b) with effect from the Transfer Date, Transferor B shall cease to be entitled to the rights referred to under Clause 3.2(a); and (c) with effect from the Transfer Date, Transferor B shall cease to have any obligations under the Shareholders’ Agreement and Subscription Agreement (save in respect of any breach by it of its obligations under the Shareholders’ Agreement and Subscription Agreement prior to the Transfer Date).

4	Guarantee and Indemnity by Transferors

4.1	In consideration of the Parties entering into this Agreement, Transferor A hereby unconditionally and irrevocably guarantees to the Current Shareholders and the Company the due and punctual performance and observance by each of Transferees A of all its obligations, commitments, undertakings, warranties, indemnities and covenants under or pursuant to this Agreement, and the Shareholders’ Agreement and the Subscription Agreement and agrees to indemnify the Current Shareholders and the Company against all losses, damages, costs and expenses (including legal costs and expenses) which the Current Shareholders or the Company may suffer through or arising from any breach by any of Transferees A of such obligations, commitments, warranties, undertakings, indemnities or covenants.
4.2	In consideration of the Parties entering into this Agreement, Transferor B hereby unconditionally and irrevocably guarantees to the Current Shareholders and the Company the due and punctual performance and observance by Transferee B of all its obligations, commitments, undertakings, warranties, indemnities and covenants under or pursuant to this Agreement, and the Shareholders’ Agreement and the Subscription Agreement and agrees to indemnify the Current Shareholders and the Company against all losses, damages, costs and expenses (including legal costs and expenses) which the Current Shareholders and the Company may suffer through or arising from any breach by Transferee B of such obligations, commitments, warranties, undertakings, indemnities or covenants.

5	Effect of Shareholders’ Agreement and Subscription Agreement

Except as otherwise provided for in this Agreement, all the terms and conditions of the Shareholders’ Agreement and Subscription Agreement shall remain in full force and effect.

6	Notices

For the purposes of Section 10.1 (Notices) of the Shareholders’ Agreement and Section 8.7 (Notices) of the Subscription Agreement, communications addressed to the Transferees shall be sent to the address of the Transferees as set out in this Agreement, or to such other address or fax number as the Transferees may from time to time have notified to each of the Parties for this purpose.

7	Assignment and Transfer

The Parties hereby acknowledge and agree that no party shall have any right to assign, transfer or dispose of the benefit (or any part thereof) or the burden (or any part thereof) of this Agreement without the prior written consent of the other parties.

8	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when executed and delivered shall constitute an original, but all the counterparts together shall constitute one and the same instrument.

9	Governing Law

This Agreement shall be governed by and construed in all respects in accordance with the laws of Hong Kong.
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IN WITNESS THEREOF, this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date first written above.
By the Company and the Existing Shareholders:

China Linong International Limited			Grow Grand Limited

By:	/s/ Ma Shing Yung		By:	/s/ Ma Shing Yung

	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Director		Title:	Director

Magnetic Star Holdings Ltd.			Limewater Limited

By:	/s/ Luan Li		By:	/s/ Xia Weimin

	Name:	Luan Li		Name:	Xia Weimin
	Title:	Director		Title:	Director

Natural Eternity Limited			Valuetrue Investments Ltd.

By:	/s/ Law Kin Ip		By:	/s/ Lui Ming Ho

	Name:	Law Kin Ip		Name:	Lui Ming Ho
	Title:	Director		Title:	Director

Win Seasons Finance Ltd.			Honeycomb Assets Management Ltd.

By:			By:	/s/ Fu Ming Xia

	Name:	Wang Xiaogang		Name:	Fu Ming Xia
	Title:	Director		Title:	Director

Natural Scent Limited

By:	/s/ Li Jin

	Name:	Li Jin
	Title:	Director
[Signature Page to Accession Agreement]

IN WITNESS THEREOF, this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date first written above.
By the Company and the Existing Shareholders:

China Linong International Limited			Grow Grand Limited

By:			By:

	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Director		Title:	Director

Magnetic Star Holdings Ltd.			Limewater Limited

By:			By:

	Name:	Luan Li		Name:	Xia Weimin
	Title:	Director		Title:	Director

Natural Eternity Limited			Valuetrue Investments Ltd.

By:			By:

	Name:	Law Kin Ip		Name:	Lui Ming Ho
	Title:	Director		Title:	Director

Win Seasons Finance Ltd.			Honeycomb Assets Management Ltd.

By:	/s/ Wang Xiaogang		By:

	Name:	Wang Xiaogang		Name:	Fu Ming Xia
	Title:	Director		Title:	Director

Natural Scent Limited

By:

	Name:	Li Jin
	Title:	Director
[Signature Page to Accession Agreement]

IN WITNESS THEREOF, this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date first written above.
By the Founders:

/s/ Ma Shing Yung	/s/ Luan Li

Ma Shing Yung	Luan Li
[Signature Page to Accession Agreement]

IN WITNESS THEREOF, this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date first written above.
By the BVI Subsidiary and HK Subsidiaries:

Land V. Group Limited			Land V. Limited

By:	/s/ Ma Shing Yung		By:	/s/ Ma Shing Yung

	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Director		Title:	Director

Hong Kong Linong Limited

By:	/s/ Ma Shing Yung

	Name:	Ma Shing Yung
	Title:	Director
[Signature Page to Accession Agreement]

IN WITNESS THEREOF, this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date first written above.

By the PRC Subsidiaries:

Land V. Limited (Fujian)			Land V. Limited (Shenzhen)

By:	/s/ Luan Li		By:	/s/ Luan Li

	Name:	Luan Li		Name:	Luan Li
	Title:	Legal Representative		Title:	Legal Representative

Land V Limited (Hangzhou)			Land V Limited (Tianjin)

By:	/s/ Luan Li		By:	/s/ Luan Li

	Name:	Luan Li		Name:	Luan Li
	Title:	Legal Representative		Title:	Legal Representative

(Weifang)Land V. Limited			Land V. Limited (Liaoyang)

By:	/s/ Luan Li		By:	/s/ Luan Li

	Name:	Luan Li		Name:	Luan Li
	Title:	Legal Representative		Title:	Legal Representative
[Signature Page to Accession Agreement]

Land V. Limited (Huizhou)			Land V. Limited (Zhangjiakou)

By:	/s/ Ma Shing Yung		By:	/s/ Ma Shing Yung

	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Legal Representative		Title:	Legal Representative

Xiamen Land V. Group Co., Ltd.			Land V. Limited (Shantou)

By:	/s/ Ma Shing Yung		By:	/s/ Ma Shing Yung

	Name:	Ma Shing Yung		Name:	Ma Shing Yung
	Title:	Legal Representative		Title:	Legal Representative
[Signature Page to Accession Agreement]

IN WITNESS THEREOF, this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date first written above.

By the Transferees: Sequoia Capital China Growth Partners Fund I, L.P. Sequoia Capital China GF Principals Fund I, L.P.
By:	Sequoia Capital China Management I, L.P.
A Cayman Islands Exempted Limited Partnership
General Partner of Each

By:	SC China Holding Limited
A Cayman Islands Limited Liability Company
Its General Partner

/s/ Jimmy Wong
Name:	Jimmy Wong
Title:	Authorized Signatory
Address:	Suite 2215, 22/F, Two Pacific Place, 88 Queensway, Hong Kong
Tel:	+852 2501 5241
Facsimile:	+852 2501 5249

Made In China Ltd.
By:
Name:
Title: Address:

Tel: Facsimile:

[Signature Page to Accession Agreement]

IN WITNESS THEREOF, this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date first written above.

By the Transferees: Sequoia Capital China Growth Partners Fund I, L.P. Sequoia Capital China GF Principals Fund I, L.P.
By:	Sequoia Capital China Management I, L.P.
A Cayman Islands Exempted Limited Partnership
General Partner of Each

By:	SC China Holding Limited
A Cayman Islands Limited Liability Company
Its General Partner

Name:
Title: Address: Tel: Facsimile:

For and on behalf of MADE IN CHINA LTD.
By:	/s/ Chen Rong
Authorized Signature(s)
Name:
	Title:	Partner
	Address:	6th Floor, 832 Huamu Road Shanghai 201204, China
	Tel:	+86 21 50591378*1011
	Facsimile:	+86 21 50453554

[Signature Page to Accession Agreement]

IN WITNESS THEREOF, this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date first written above.

By the Series A Holders and Series A1 Holders: Sequoia Capital China I, L.P. Sequoia Capital China Partners Fund I, L.P. Sequoia Capital China Principals Fund I, L.P.
By:	Sequoia Capital China Management I, L.P.
A Cayman Islands Exempted Limited Partnership
General Partner of Each

By:	SC China Holding Limited
A Cayman Islands Limited Liability Company
Its General Partner

/s/ Jimmy Wong
Name:	Jimmy Wong
Title:	Authorized Signatory

[Signature Page to Accession Agreement]

IN WITNESS THEREOF, this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date first written above.

By Series A1 Holders: Grow Grand Limited
By:	/s/ Ma Shing Yung
	Name:	Ma Shing Yung
	Title:	Director

Honeycomb Assets Management Limited
By:	/s/ Fu Ming Xia
	Name:	Fu Ming Xia
	Title:	Director

[Signature Page to Accession Agreement]

IN WITNESS THEREOF, this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date first written above.

By the Investors: SIG China Investments One, Ltd.
By:	/s/ Michael L. Spolan
	Name:	Michael L. Spolan
	Title:	Vice President SIG Asia Investment LLLP authorized agent for SIG China Investments One, Ltd.

[Signature Page to Accession Agreement]

IN WITNESS THEREOF, this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date first written above.

By the Investors: Walden International Pacven Walden Ventures VI, L.P.
By:	/s/ Jeffrey Zeng
	Name:	Jeffrey Zeng
	Title:	Authorised Signatory

Pacven Walden Ventures Parallel VI, L.P.
By:	/s/ Jeffrey Zeng
	Name:	Jeffrey Zeng
	Title:	Authorised Signatory

[Signature Page to Accession Agreement]

IN WITNESS THEREOF, this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date first written above.

By an Investor and Transferor A: Sequoia Capital China Growth Fund I, L.P.
By:	/s/ Jimmy Wong
	Name:	Jimmy Wong
	Title:	Authorized Signatory

[Signature Page to Accession Agreement]

IN WITNESS THEREOF, this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date first written above.

By an Investor and Transferor B: PreIPO Capital Partners Limited For and on behalf of PreIPO Capital Partners Limited
By:	/s/ Rong Hua
Authorized Signature(s)
Name:
	Title:	Managing Director

[Signature Page to Accession Agreement]